MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II
                                                          Two World Trade Center

LETTER TO THE SHAREHOLDERS February 28, 1999            New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Morgan Stanley Dean Witter Municipal Income Opportunities Trust II (OIB) for the fiscal year ended February 28, 1999.

Continued economic turmoil in Asia and Latin America, a currency crisis in Russia and the orchestrated bailout of a major U.S. hedge fund contributed to the volatility in the global financial markets during the second half of 1998. These events precipitated a "flight to quality" demand for U.S. Treasury securities. U.S. Treasury bond yields reached a 30-year low in October 1998. During the fourth quarter, the Federal Reserve Board sought to restore stability to the financial markets by cutting the federal-funds rate 75 basis points in three moves from 5.50 percent to 4.75 percent.

U.S. economic growth and employment remained strong in early 1999. Although inflation remained subdued, concern developed that the Federal Reserve might become more restrictive if the pace of growth did not slacken.

MUNICIPAL MARKET CONDITIONS

Municipal yields did not decline as much as U.S. Treasury yields during 1998. At the end of December, long-term insured municipal index yields were 5.05 percent. This level was only 10 basis points lower than the beginning of the year. In contrast, U.S. Treasury bond yields fell 80 basis points, from 5.90 percent to
5.10 percent. When U.S. Treasury yields reversed direction in February 1999 and rose 50 basis points, municipal yields were less volatile and rose only 10 basis points to 5.15 percent.

The modest rally of municipals during 1998 created a favorable relative value relationship versus Treasuries. Municipals underperformed Treasuries and the ratio of municipal yields to Treasury yields climbed to 99 percent by year-end. The higher the ratio, the more attractive municipals are relative to Treasuries. The ratio declined to 92 percent by the end of February, as municipals outperformed Treasuries. Over the past five years, the annual high-low range of the municipal/Treasury yield ratio has averaged 93-84 percent.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

LETTER TO THE SHAREHOLDERS February 28, 1999 continued

In addition to lagging the Treasury "flight to quality" rally in 1998, municipals also experienced a glut of new issue supply. Underwriting volume of $284 billion was up 28 percent from the prior year and approached 1993's record level. Issuers actively refinanced at lower interest rates and refundings were 29 percent of the total volume. New-money issues set a record and included the largest single municipal underwriting of $3.3 billion for the Long Island Power Authority. In the first two months of 1999 volume slowed and was down 25 percent compared to the same period last year.

PERFORMANCE

The Fund's net asset value (NAV) was little changed during the fiscal year. Based on NAV plus reinvestment of tax-free dividends totaling $0.5275 per share, the Fund's total return was 5.81 percent. OIB's price on the New York Stock Exchange declined from $9.0625 to $8.6875 per share during the same period. Based on this change plus reinvestment of tax-free dividends, the Fund's total return based on market value was 1.77 percent. As of February 28, 1999, OIB's market value was trading at a 3.9 percent discount to its NAV.

                            BOND YIELDS 1994 - 1999

       30-Year Insured               30-Year U.S.                 Insured Municipal Yields as a
       Municipal Yields            Treasury Yields             Percentage of U.S. Treasury Yields
1994        5.4%                         6.34%                              85.17%
            5.4                          6.24                               86.54
            5.8                          6.66                               87.09
            6.4                          7.09                               90.27
            6.35                         7.32                               86.75
            6.25                         7.43                               84.12
            6.5                          7.61                               85.41
            6.25                         7.39                               84.57
            6.3                          7.45                               84.56
            6.55                         7.81                               83.87
            6.75                         7.96                               84.8
            7                            8.00                               87.5
            6.75                         7.88                               85.66
1995        6.4                          7.70                               83.12
            6.15                         7.44                               82.66
            6.15                         7.43                               82.77
            6.2                          7.34                               84.47
            5.8                          6.66                               87.09
            6.1                          6.62                               92.15
            6.1                          6.86                               88.92
            6                            6.66                               90.09
            5.95                         6.48                               91.82
            5.75                         6.33                               90.84
            5.5                          6.14                               89.58
            5.35                         5.94                               90.07
1996        5.4                          6.03                               89.55
            5.6                          6.46                               86.69
            5.85                         6.66                               87.84
            5.95                         6.89                               86.36
            6.05                         6.99                               86.55
            5.9                          6.89                               85.63
            5.85                         6.97                               83.93
            5.9                          7.11                               82.98
            5.7                          6.93                               82.25
            5.65                         6.64                               85.09
            5.5                          6.35                               86.61
            5.6                          6.63                               84.46
1997        5.7                          6.79                               83.95
            5.65                         6.80                               83.09
            5.9                          7.10                               83.1
            5.75                         6.94                               82.85
            5.65                         6.91                               81.77
            5.6                          6.78                               82.6
            5.3                          6.30                               84.13
            5.5                          6.61                               83.21
            5.4                          6.40                               84.38
            5.35                         6.15                               86.99
            5.3                          6.05                               87.6
            5.15                         5.92                               86.99
1998        5.15                         5.80                               88.79
            5.2                          5.92                               87.84
            5.25                         5.93                               88.53
            5.35                         5.95                               89.92
            5.2                          5.80                               89.66
            5.2                          5.65                               92.04
            5.18                         5.71                               90.72
            5.03                         5.27                               95.45
            4.95                         5.00                               99.00
            5.05                         5.16                               97.87
            5.00                         5.06                               98.81
            5.05                         5.10                               99.02
1999        5.00                         5.09                               98.23
            5.10                         5.58                               91.40

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

LETTER TO THE SHAREHOLDERS February 28, 1999 continued

Monthly dividends for the first quarter of 1999 were declared in December. The Fund's level of earned but undistributed net investment income totaled $0.101 per share on February 28, 1999, versus $0.098 per share a year ago.

PORTFOLIO STRUCTURE

The Fund's investments were diversified among 15 long-term sectors and 68 credits. Non-rated securities comprise more than half of OIB's assets. The bonds of one issuer representing 2.5 percent of net assets were not accruing interest. Two other credits totaling 4.2 percent of net assets were accruing income but may experience difficulty with future debt service payments.

[SECTORS BAR CHART]


                                  RETIREMENT
          NURSING                   & LIFE                                                                             ALL
IDR/PCR*  & HEALTH     MORTGAGE      CARE        HOSPITAL    EDUCATION    TRANSPORTATION    REFUNDED    ELECTRIC      OTHERS
--------  --------     --------   ----------     --------    ---------    --------------    --------    --------      ------


22.00%     15.00%       14.00%      9.00%        8.00%        7.00%         6.00%          3.00%       3.00%          13.00%

* Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.

CALL STRUCTURE AS OF FEBRUARY 28, 1999                       WEIGHT AVERAGE
(% OF TOTAL LONG-TERM PORTFOLIO)                        CALL PROTECTION: 9 YEARS
PERCENT CALLABLE


1999
------------

1999       2000       2001       2002       2003       2004       2005       2006       2007       2008     2009    2010+
----       ----       ----       ----       ----       ----       ----       ----       ----       ----     ----    ----
   14%         7%         6%         1%         5%         3%         8%        17%        10%        15%       2%      12%

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

LETTER TO THE SHAREHOLDERS February 28, 1999 continued

At the end of February, the portfolio's average maturity was 21 years. Average duration, a measure of sensitivity to interest rate changes, was 6.7 years. The accompanying charts provide information on the Fund's call structure, largest sectors and distribution by credit quality as of February 28, 1999.

LOOKING AHEAD

The combination of a "flight to quality" and the flood of new municipal issues made the municipal-to-Treasury yield relationship more favorable last year than it has been in the previous 10 years. Although municipals have outperformed Treasuries in early 1999, we believe that municipals still offer investors considerable value versus their historical relationship with Treasuries.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, which ever is lower at the time of purchase. During the fiscal year ended February 28, 1999 the Fund purchased and retired 28,100 shares of common stock at a weighted average market discount of 7 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Municipal Income Opportunities Trust II and look forward to continuing to serve your investment needs.

Very truly yours,
/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

PORTFOLIO OF INVESTMENTS February 28, 1999

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (93.6%)
            General Obligation (1.2%)
$  2,000    New York City, New York, 1994 Ser D.........................   5.75 %  08/15/10    $  2,126,420
--------                                                                                       ------------

            Educational Facilities Revenue (6.5%)
   1,600    ABAG Finance Authority for Nonprofit Corporations,
             California, National Center for International Schools
             COPs.......................................................   7.50    05/01/11       1,740,480
   2,000    Volusia County Educational Facilities Authority, Florida,
             Embry-Riddle Aeronautical University Ser 1996 A.............  6.125   10/15/26       2,130,880
   3,000    South Berwick, Maine, Berwick Academy Ser 1998..............   5.55    08/01/23       2,972,130
            New Hampshire Higher Educational & Health Facilities
             Authority,
   1,500     Brewster Academy Ser 1995..................................   6.75    06/01/25       1,621,710
   2,000     Colby-Sawyer College Ser 1996..............................   7.50    06/01/26       2,198,460
   1,000    New York State Dormitory Authority, State University 1993
             Ser A......................................................   5.25    05/15/15       1,043,340
--------                                                                                       ------------
  11,100                                                                                         11,707,000
--------                                                                                       ------------

            Electric Revenue (2.7%)
            Intermountain Power Agency, Utah, Refg 1996 Ser D
   5,000    (Secondary FSA).............................................   5.00    07/01/21       4,894,300
--------                                                                                       ------------

            Hospital Revenue (7.6%)
            Massachusetts Health & Educational Facilities Authority,
   2,000     Dana Farber Cancer Institute Ser G-1.......................   6.25    12/01/14       2,209,340
   3,000     Dana Farber Cancer Institute Ser G-1.......................   6.25    12/01/22       3,284,670
   3,000    Michigan Hospital Finance Authority, Sinai Hospital of
             Greater Detroit Refg Ser 1995..............................   6.70    01/01/26       3,186,630
            New Hampshire Higher Educational & Health Facilities
             Authority,
   1,000     Littleton Hospital Association Ser 1998 B..................   5.80    05/01/18         975,070
   2,000     Littleton Hospital Association Ser 1998 B..................   5.90    05/01/28       1,953,560
   2,000    New Jersey Health Care Facilities Financing Authority,
             Raritan Bay Medical Center Ser 1994........................   7.25    07/01/27       2,084,280
--------                                                                                       ------------
  13,000                                                                                         13,693,550
--------                                                                                       ------------

            Industrial Development/Pollution Control Revenue (21.6%)
   1,215    Metropolitan Washington Airports Authority, District of
             Columbia, CaterAir International Corp Ser 1991 (AMT)++.....  10.125   09/01/11       1,255,545
   1,500    Iowa Finance Authority, ISPCO Inc Ser 1997 (AMT)............   6.00    06/01/27       1,582,320
   2,000    Perry County, Kentucky, TJ International Inc Ser 1997
             (AMT)......................................................   6.55    04/15/27       2,144,620
   2,600    Holyoke, Massachusetts, McCormack/Partyka Ser 1990 (AMT)....   4.00    08/15/10       1,969,448
   3,000    Massachusetts Industrial Finance Agency, Eastern Edison Co
             Refg Ser 1993..............................................   5.875   08/01/08       3,088,710
            Lapeer Economic Development Corporation, Michigan,
   2,005     Dott Manufacturing Co Ser 1989 B (AMT).....................   9.00    11/15/19       1,203,000
   1,965     Dott Manufacturing Co Ser 1989 A (AMT).....................  10.625   11/15/19       1,179,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Michigan Strategic Fund,
$  1,332     Kasle Steel Corp Ser 1989 (AMT)............................   9.375%  10/01/06    $  1,373,797
   5,207     Kasle Steel Corp Ser 1989 (AMT)............................   9.50    10/01/14       5,369,109
   1,390    Sanilac County Economic Development Corporation, Michigan,
             Dott Manufacturing Co Ser 1989 (AMT).......................  10.625   08/15/19         834,000
   2,000    New Jersey Economic Development Authority, Kapkowski Road
             Landfill Ser 1998 A........................................   6.375   04/01/31       2,056,720
   2,000    Suffolk County Industrial Development Agency, New York,
             Nissequogue Cogen Partners Facility Ser 1998 (AMT).........   5.50    01/01/23       2,006,240
   3,500    Cleveland, Ohio, Continental Airlines Inc Ser 1990 (AMT)....   9.00    12/01/19       3,670,170
   1,500    Dayton, Ohio, Emery Air Freight Corp Refg Ser 1998 A........   5.625   02/01/18       1,511,505
   2,000    Beaver County Industrial Development Authority,
             Pennsylvania, Toledo Edison Co Collateralized Ser 1995 B...   7.75    05/01/20       2,293,320
   2,000    Brazos River Authority, Texas, Texas Utilities Electric Co
            Ser 1995 C (AMT)............................................   5.55    06/01/30       1,983,380
   3,000    Pittsylvania County Industrial Development Authority,
             Virginia, Multi-Trade LP Ser 1994 A (AMT)..................   7.55    01/01/19       3,277,620
   2,000    Upshur County, West Virginia, TJ International Inc Ser 1995
             (AMT)......................................................   7.00    07/15/25       2,211,340
--------                                                                                       ------------
  40,214                                                                                         39,009,844
--------                                                                                       ------------

            Mortgage Revenue - Multi-Family (4.3%)
            Boulder County, Colorado,
   3,065     Village Place at Longmont Ser 1989 A (AMT).................  10.125   07/15/19       3,082,226
  10,282     Village Place at Longmont Ser 1989 B (AMT).................   0.00    07/15/19       1,308,431
            Alexandria Redevelopment & Housing Authority, Virginia,
   2,000     Courthouse Commons Apts Ser 1990 A (AMT)...................  10.00    01/01/21       2,045,800
  10,594     Courthouse Commons Apts Ser 1990 B (AMT)...................   0.00    01/01/21       1,265,378
--------                                                                                       ------------
  25,941                                                                                          7,701,835
--------                                                                                       ------------

            Mortgage Revenue - Single Family (9.5%)
   4,000    Alaska Housing Finance Corporation, 1997 Ser A (MBIA).......   6.00    06/01/27       4,225,560
   1,500    Colorado Housing Finance Authority, 1998 Ser B-3............   6.55    05/01/25       1,673,520
   1,500    Chicago, Illinois, GNMA-Backed 1998 Ser A-1 (AMT)...........   6.45    09/01/29       1,652,430
   1,875    Maine Housing Authority, Purchase 1990 Ser A-4 (AMT)........   6.40    11/15/23       1,956,113
   1,990    New Hampshire Housing Finance Authority, 1997 Ser D (AMT)...   5.90    07/01/28       2,074,038
   4,990    Ohio Housing Finance Agency, Residential GNMA-Collateralized
             1996 Ser B-2 (AMT).........................................   6.10    09/01/28       5,297,084
            Utah Housing Finance Agency,
     150     Ser 1990 A-2 (AMT).........................................   7.80    07/01/10         154,843
     110     Ser 1990 A-2 (AMT).........................................   7.875   07/01/22         113,353
--------                                                                                       ------------
  16,115                                                                                         17,146,941
--------                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Nursing & Health Related Facilities Revenue (14.6%)
$  2,255    Arkansas Development Finance Authority, Wynwood Nursing
             Center Ser 1989 (AMT)......................................  10.50%   11/01/19    $  2,389,015
   2,410    Sterling, Illinois, Hoosier Care Inc Ser 1989 A.............   9.75    08/01/19       2,510,160
   3,000    Iowa Health Facilities Development Financing Authority, Care
             Initiatives Ser 1996.......................................   9.25    07/01/25       3,982,710
   3,195    Marion, Iowa, AHF/Kentucky-Iowa Inc Ser 1990................  10.25    01/01/20       3,368,808
   1,300    Westside Habilitation Center, Louisiana, Intermediate Care
             Facility for the Mentally Retarded Refg Ser 1993...........   8.375   10/01/13       1,444,261
   1,000    Massachusetts Development Finance Agency, New England Center
             for Children Ser 1998......................................   5.875   11/01/18       1,006,210
   1,155    Massachusetts Industrial Finance Agency, May Institute for
             Autistic Children Inc 1990 Issue...........................   9.75    06/01/10       1,225,871
   3,000    Allegheny County Hospital Development Authority,
             Pennsylvania, Allegheny Valley School Ser 1990.............   8.50    02/01/15       3,125,280
   4,768    Chester County Industrial Development Authority,
             Pennsylvania, RHA/PA Nursing Homes Inc Ser 1989 (b)........  10.125   05/01/19       4,426,610
            Tarrant County Health Facilities Development Corporation,
             Texas,
   2,500     3927 Foundation Inc Ser 1989...............................  10.125   09/01/09       2,600,550
     235     3927 Foundation Inc Ser 1989...............................  10.00    09/01/99         238,478
--------                                                                                       ------------
  24,818                                                                                         26,317,953
--------                                                                                       ------------

            Public Facilities Revenue (2.8%)
   2,000    West Jefferson Amusement & Public Park Authority, Alabama,
             VisionLand Ser 1999........................................   6.375   02/01/29       1,984,820
   1,000    Orange County Community Facilities District #86-2,
             California, 1998 Ser A.....................................   5.55    08/15/17       1,008,670
   2,000    San Diego County, California, San Diego Natural History
             Museum COPs................................................   5.70    02/01/28       1,990,360
--------                                                                                       ------------
   5,000                                                                                          4,983,850
--------                                                                                       ------------

            Retirement & Life Care Facilities Revenue (9.3%)
   1,995    Pima County Industrial Development Authority, Arizona,
             Country Club at La Cholla Ser 1990 (AMT)...................   8.50    07/01/20       2,239,188
            Massachusetts Industrial Finance Agency,
     100     Pioneer Valley Living Care Center at Amherst 1990 Issue....   7.00    10/01/01          96,609
      77     Pioneer Valley Living Care Center at Amherst 1990 Issue....   0.00    10/01/20           1,535
            New Jersey Economic Development Authority,
   1,500     Fellowship Village Refg Ser 1998 A.........................   5.50    01/01/25       1,438,050
   2,000     Franciscan Oaks Ser 1997...................................   5.75    10/01/23       1,962,460
   2,000     United Methodist Homes Tranche Ser 1998....................   5.125   07/01/25       1,846,540
   2,000    Glen Cove Housing Authority, New York, Mayfair at Glen Cove
             Ser 1996 (AMT).............................................   8.25    10/01/26       2,262,060

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  2,000    Lorain County, Ohio, Laurel Lakes Ser 1993..................   7.125%  12/15/18    $  2,143,180
   4,936    Chesterfield County Industrial Development Authority,
             Virginia, Brandermill Woods Ser 1998.......................   6.50    01/01/28       4,834,665
--------                                                                                       ------------
  16,608                                                                                         16,824,287
--------                                                                                       ------------
            Tax Allocation Revenue (2.0%)
     985    Bridgeview, Illinois, Tax Increment Refg Ser 1995...........   9.00    01/01/11       1,134,188
     450    Madison Heights Tax Increment Finance Authority, Michigan,
             Ser 1991...................................................   8.50    03/15/01         474,269
   1,938    Muskegon Downtown Development Authority, Michigan, 1989 Ser
             A-1 (a)....................................................   9.75    06/01/18       2,054,281
--------                                                                                       ------------
   3,373                                                                                          3,662,738
--------                                                                                       ------------
            Transportation Facilities Revenue (5.7%)
   2,000    Foothill/Eastern Transportation Corridor Agency, California,
             Sr Lien Toll Road Ser 1995 A...............................   0.00    01/01/13       1,680,720
   5,000    E-470 Public Highway Authority, Colorado, Ser 1997 B
             (MBIA).....................................................   0.00    09/01/14       2,338,100
   2,000    Dade County, Florida, Seaport Refg Ser 1996 (MBIA)..........   5.125   10/01/26       2,012,720
   2,000    Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg
             Ser 1993 A (AMBAC).........................................   5.85    10/01/13       2,212,400
   2,000    Pocahontas Parkway Association, Virginia, Route 895
             Connector 1998 Ser A.......................................   5.50    08/15/28       1,979,800
--------                                                                                       ------------
  13,000                                                                                         10,223,740
--------                                                                                       ------------
            Water & Sewer Revenue (0.6%)
   6,000    Pittsburgh Water & Sewer Authority, Pennsylvania, 1998 Ser B
             (FGIC).....................................................   0.00    09/01/30       1,163,280
--------                                                                                       ------------
            Other Revenue (2.4%)
            Mashantucket (Western) Pequot Tribe, Connecticut,
   1,010     Special 1996 Ser A (a).....................................   6.40    09/01/11       1,116,292
   1,000     Special 1997 Ser B (a).....................................   5.75    09/01/27       1,024,560
   2,000    Northern Palm Beach County Improvement District, Florida,
             Water Control & Improvement #9A Ser 1996 A.................   7.30    08/01/27       2,193,600
--------                                                                                       ------------
   4,010                                                                                          4,334,452
--------                                                                                       ------------
            Refunded (2.8%)
   1,635    Illinois Health Facilities Authority, Hindsdale Hospital Ser
             1990 C (ETM)...............................................   9.50    11/15/19       1,839,179
   3,000    Ohio Turnpike Commission, 1996 Ser A (MBIA).................   5.50    02/15/06+      3,305,250
--------                                                                                       ------------
   4,635                                                                                          5,144,429
--------                                                                                       ------------
 190,814    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $162,900,607).................    168,934,619
--------                                                                                       ------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (4.3%)
   2,000    Idaho Health Facilities Authority, St Luke's Regional
             Medical Center Ser 1995 (Demand 03/01/99)..................   3.25*   05/01/22       2,000,000
   5,800    Harris County Health Facilities Development Corporation,
             Texas, Methodist Hospital Ser 1994 (Demand 03/01/99).......   3.25*   12/01/25       5,800,000
--------                                                                                       ------------
   7,800    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost
             $7,800,000)....................................................................      7,800,000
--------                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                         VALUE
-----------------------------------------------------------------------------------------------------------

$198,614    TOTAL INVESTMENTS (Identified Cost $170,700,607)(c).....................   97.9%   $176,734,619
========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................  2.1       3,710,034
                                                                                      -----    ------------

            NET ASSETS..............................................................  100.0%   $180,444,653
                                                                                      ======   ============


---------------------

 AMT   Alternative Minimum Tax.
COPs   Certificates of Participation.
 ETM   Escrowed to maturity.
 ++    Joint exemption in the District of Columbia and Virginia.
  +    Prerefunded to call date shown.
  *    Current coupon of variable rate demand obligation.
 (a)   Resale is restricted to qualified institutional investors.
 (b)   Non-income producing security; bond in default.
 (c)   The aggregate cost for federal income tax purposes
       approximates identified cost. The aggregate gross unrealized appreciation is $9,594,849 and the aggregate gross
       unrealized depreciation is $3,560,837, resulting in net
       unrealized appreciation of $6,034,012.

Bond Insurance:
-------------------------------------------------------------------
AMBAC  AMBAC Indemnity Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                               February 28, 1999

Alabama..................     1.1%
Alaska...................     2.3
Arizona..................     1.2
Arkansas.................     1.3
California...............     3.6
Colorado.................     4.7
Connecticut..............     1.2
District of Columbia.....     0.7
Florida..................     4.7
Idaho....................     1.1
Illinois.................     4.0
Iowa.....................     5.0
Kentucky.................     1.2
Louisiana................     0.8
Maine....................     2.7
Massachusetts............     7.1
Michigan.................     8.7
New Hampshire............     4.9
New Jersey...............     5.2
New York.................     4.1
Ohio.....................     8.8
Pennsylvania.............     6.1
Texas....................     5.9
Utah.....................     2.9
Virginia.................     8.1
West Virginia............     1.2
Joint Exemptions*........    (0.7)
                             ----

Total....................    97.9%
                             ====

---------------------
* Joint exemptions have been included in each geographic location.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1999

ASSETS:
Investments in securities, at value (identified cost
 $170,700,607)..............................................  $176,734,619
Cash........................................................       964,424
Receivable for:
    Interest................................................     2,926,017
    Investments sold........................................        80,116
Prepaid expenses and other assets...........................         3,365
                                                              ------------

    TOTAL ASSETS............................................   180,708,541
                                                              ------------

LIABILITIES:
Payable for:
    Investment advisory fee.................................        74,477
    Administration fee......................................        44,686
Accrued expenses and other payables.........................       144,725
                                                              ------------

    TOTAL LIABILITIES.......................................       263,888
                                                              ------------

    NET ASSETS..............................................  $180,444,653
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $186,818,478
Net unrealized appreciation.................................     6,034,012
Accumulated undistributed net investment income.............     2,073,075
Accumulated net realized loss...............................   (14,480,912)
                                                              ------------

    NET ASSETS..............................................  $180,444,653
                                                              ============

NET ASSET VALUE PER SHARE,
19,943,507 shares outstanding
 (unlimited shares authorized of $.01 par value)............         $9.05
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

STATEMENT OF OPERATIONS
For the year ended February 28, 1999

NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $12,525,910
                                                              -----------

EXPENSES
Investment advisory fee.....................................      904,614
Administration fee..........................................      542,769
Transfer agent fees and expenses............................       66,387
Professional fees...........................................       59,897
Shareholder reports and notices.............................       56,340
Registration fees...........................................       24,589
Trustees' fees and expenses.................................       18,154
Custodian fees..............................................        8,920
Other.......................................................       23,418
                                                              -----------

    TOTAL EXPENSES..........................................    1,705,088

Less: expense offset........................................       (8,824)
                                                              -----------

    NET EXPENSES............................................    1,696,264
                                                              -----------

    NET INVESTMENT INCOME...................................   10,829,646
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...........................................    3,329,621
Net change in unrealized appreciation.......................   (4,169,622)
                                                              -----------

    NET LOSS................................................     (840,001)
                                                              -----------

NET INCREASE................................................  $ 9,989,645
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE YEAR        FOR THE YEAR
                                                           ENDED               ENDED
                                                     FEBRUARY 28, 1999   FEBRUARY 28, 1998
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..............................    $ 10,829,646        $ 11,308,439
Net realized gain..................................       3,329,621           1,366,225
Net change in unrealized appreciation..............      (4,169,622)          4,521,426
                                                       ------------        ------------

    NET INCREASE...................................       9,989,645          17,196,090

Dividends from net investment income...............     (10,525,594)        (11,486,315)

Net decrease from transactions in shares of
 beneficial interest...............................        (242,062)            (60,210)
                                                       ------------        ------------

    NET INCREASE (DECREASE)........................        (778,011)          5,649,565

NET ASSETS:
Beginning of period................................     181,222,664         175,573,099
                                                       ------------        ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $2,073,075 and $1,774,490, respectively)....    $180,444,653        $181,222,664
                                                       ============        ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

NOTES TO FINANCIAL STATEMENTS February 28, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Municipal Income Opportunities Trust II (the "Fund"), formerly Municipal Income Opportunities Trust II, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on March 8, 1989 and commenced operations on June 30, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Advisor"), formerly Dean Witter InterCapital Inc., the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Under the terms of the Advisory Agreement, in addition to managing the Fund's investments, the Investment Advisor pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Advisor.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Morgan Stanley Dean Witter Services Company Inc. (the "Administrator") the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.30% to the Fund's weekly net assets.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 1999 aggregated $34,680,808 and $46,530,695, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At February 28, 1999, the Fund had transfer agent fees and expenses payable of approximately $1,200.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended February 28, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $6,202. At February 28, 1999, the Fund had an accrued pension liability of $51,313 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, February 28, 1997..................................  19,978,607   $199,787    $186,915,496
Treasury shares purchased and retired (weighted average
 discount 3.71%)*...........................................      (7,000)       (70)        (60,140)
                                                              ----------   --------    ------------
Balance, February 28, 1998..................................  19,971,607    199,717     186,855,356
Treasury shares purchased and retired (weighted average
 discount 7.00%)*...........................................     (28,100)      (281)       (241,781)
                                                              ----------   --------    ------------
Balance, February 28, 1999..................................  19,943,507   $199,436    $186,613,575
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

6. DIVIDENDS

The Fund declared the following dividends from net investment income:

   DECLARATION      AMOUNT        RECORD         PAYABLE
      DATE         PER SHARE       DATE            DATE
-----------------  ---------   -------------  --------------
December 29, 1998   $0.0425    March 5, 1999  March 19, 1999
 March 30, 1999     $0.0425    April 9, 1999  April 23, 1999
 March 30, 1999     $0.0425     May 7, 1999    May 21, 1999
 March 30, 1999     $0.0425    June 4, 1999   June 18, 1999

7. FEDERAL INCOME TAX STATUS

During the year ended February 28, 1999, the Fund utilized approximately $3,439,000 to its net capital loss carryover. At February 28, 1999, the Fund had a net capital loss carryover of approximately $14,969,000 which may be used to offset future capital gains to the extent provided by regulations which is available through February 28 of the following years:

                 AMOUNT IN THOUSANDS
---------------------------------------------------
  2003         2004           2005           2006
---------    --------       --------       --------
  $7,049     $2,826          $4,292           $802
  ======     ======          ======           ====

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                        FOR THE YEAR ENDED FEBRUARY 28*
                                                              ----------------------------------------------------
                                                                1999       1998       1997      1996**      1995
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................    $ 9.07     $ 8.79     $ 8.88     $ 8.66     $ 8.74
                                                                ------     ------     ------     ------     ------
Income from investment operations:
 Net investment income......................................      0.55       0.57       0.60       0.66       0.64
 Net realized and unrealized gain (loss)....................     (0.04)      0.29      (0.05)      0.18      (0.12)
                                                                ------     ------     ------     ------     ------
Total income from investment operations.....................      0.51       0.86       0.55       0.84       0.52
                                                                ------     ------     ------     ------     ------
Less dividends from net investment income...................     (0.53)     (0.58)     (0.64)     (0.62)     (0.60)
                                                                ------     ------     ------     ------     ------
Net asset value, end of period..............................    $ 9.05     $ 9.07     $ 8.79     $ 8.88     $ 8.66
                                                                ======     ======     ======     ======     ======
Market value, end of period.................................    $8.688     $9.063     $8.625     $ 8.75     $ 8.00
                                                                ======     ======     ======     ======     ======
TOTAL RETURN+...............................................      1.77%     12.08%      5.94%     17.87%      6.36%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      0.94%      0.95%(1)   1.01%(1)   1.01%(1)   1.01%
Net investment income.......................................      5.99%      6.37%      6.87%      7.50%      7.60%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $180,445   $181,223   $175,573   $177,447   $175,038
Portfolio turnover rate.....................................        20%        12%        21%        18%         5%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
**  For the year ended February 29.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Municipal Income Opportunities Trust II (the "Fund"), formerly Municipal Income Opportunities Trust II, at February 28, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
April 13, 1999
      --------------------------------------------------------------------

                      1999 FEDERAL TAX NOTICE (unaudited)

         For the year ended February 28, 1999, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Wilson
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISOR
-------------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
MUNICIPAL
INCOME
OPPORTUNITIES
TRUST II

Annual Report
February 28, 1999